CERTIFICATION PURSUANT TO RULE 13a-14 OR RULE 15d-14 OF THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Xiangying Meng, Chief (Principal) Executive Officer, Chief (Principal) Financial Officer and Principal Accounting Officer, of Clancy Corp. (the “Registrant”), certify that:

1.          I have reviewed this Annual Report on Form 10-K/A for the fiscal year ended July 31, 2021 of the Registrant;

2.          Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: September 13, 2022
/s/ Xiangying Meng
Xiangying Meng
Chief (Principal) Executive Officer,
Chief (Principal) Financial Officer and Principal Accounting Officer